Commitments and Contingent Liabilities (Details Textual) $ in Thousands	12 Months Ended
	Dec. 31, 2016 USD ($) Bank	Dec. 31, 2015 USD ($)	Dec. 31, 2014 USD ($)
Commitments and Contingent Liabilities (Textual)
Rent expenses	$ 1,664	$ 1,443	$ 1,203
Operating leases expiration date	Dec. 31, 2022
Lines of credit maximum borrowings	$ 4,100
Interest rate description	These lines of credit are unsecured and available subject to the Company maintenance of a 30% ratio of total shareholders' equity to total assets. Interest rates across these credit lines varied from 1.5% to 2.3% as of December 31, 2016. Any borrowings under the credit lines would become repayable if Fortissimo Capital ceases to be the company controlling shareholder (which for this purpose generally requires Fortissimo Capital to continue to hold 25% of the Company outstanding ordinary shares).
Purchase commitments	$ 34,182
Royalty expense	$ 625	$ 625	$ 590
Number of banks | Bank	2
Guarantees fee	$ 359
Maximum amount of royalties payment	$ 625